UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2006
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Press Release dated March 15, 2006
Transcript of Earnings Call

Item 2.02 Results of Operations and Financial Condition.
On March 15, 2006, following the close of trading on the New York Stock Exchange, ITC Holdings Corp. issued a press release disclosing its financial results as of and for the fourth quarter and annual period ended December 31, 2006. The release is attached as Exhibit 99.1
On March 16, 2006, ITC Holdings Corp. conducted a conference call in connection with the release of its fourth quarter and annual 2005 financial results during which officers of ITC Holdings Corp. reviewed with participants information relating to results of operations and other relevant information. A transcript of the conference call is attached as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
(c)      Exhibits.

99.1	Press release dated March 15, 2006
99.2	Transcript of earnings call held on March 16, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
April 5, 2006

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky

Daniel J. Oginsky
Its:	Vice President, General Counsel and Secretary

Exhibit Index

Ex No.	Description
99.1	Press release dated March 15, 2006
99.2	Transcript of earnings call held on March 16, 2006